BofI Holding, Inc. Investor Presentation Greg Garrabrants President and Chief Executive Officer NASDAQ: BOFI July 2014

1 Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). The words “believe,” “expect,” “anticipate,” “estimate,” “project,” or the negation thereof or similar expressions constitute forward-looking statements within the meaning of the Reform Act. These statements may include, but are not limited to, projections of revenues, income or loss, estimates of capital expenditures, plans for future operations, products or services, and financing needs or plans, as well as assumptions relating to these matters. Such statements involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. For a discussion of these factors, we refer you to the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2013 and Form 10-Q for the quarter ended March 31 2014. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or by any other person or entity that the objectives and plans of the Company will be achieved. For all forward-looking statements, the Company claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act.

2 Asset growth Deposit growth Loan portfolio growth Loan portfolio origination growth Non-performing assets to total assets Net Income Diluted EPS Q3 Fiscal 2014 Financial Highlights Q3 2014 vs. Q3 2013 $889.2 $730.0 $906.1 $383.2 50 bps $14.6 $1.00 30.0% 34.7% 41.3% 230.0% -21 bps 40.5% 35.1% Amount ($MM or %) Increase (%) Return on Equity: 17.94% Return on Assets: 1.57%

3 BofI is Consistently Ranked among the Best of the Biggest Thrifts by SNL Financial... BofI Holding, Inc. (BOFI) 2 CA 134.61 2,224 1.24 16.09 14.33 42.04 1.20 0.39 2011 The Best of the Biggest Thrifts #2 #1 2012 The Best of the Biggest Thrifts BofI Holding, Inc. (BOFI) 1 CA 154.986 2,874.3 1.44 17.72 14.33 38.05 1.11 0.29 Source: SNL Financial 2013 The Best of the Biggest Thrifts #1 BofI Holding, Inc. (BOFI) 1 CA 167.418 3,568.3 1.54 17.79 15.36 40.70 0.63 0.03

4 ...and is also a Top Performer among the Broader Universe of All Public Banks and Thrifts 2014 rank 2013 rank Total assets ($000) 2013 ROAE (%) 2013 ROAA (%) Non-interest income/total revenue (%) Capital ratio (%) Efficiency ratio (%) Non- performing loans/total loans (%) 1 79 Central Pacific Financial Corp., Honolulu, HI $4,741,198 27.7 3.73 28.96 21.6 74.39 2.47 2 N/A Palmetto Bancshares, Inc., Greenville, SC $1,090,229 26.06 2.53 26.36 15.5 77.24 5.45 3 N/A First National Community Bancorp, Inc., Dunmore, PA $1,003,808 18.72 0.67 17.8 11.6 101.74 0.99 4 4 BofI Holding, Inc., San Diego, CA $3,568,299 17.97 1.6 20.28 15.7 41.12 0.64 5 29 Southside Bancshares, Inc., Tyler, TX $3,445,663 16.5 1.22 19.59 21.7 63.62 0.89 6 6 Bank of the Ozarks, Inc., Little Rock, AR $4,787,068 15.5 2.04 26.64 17.1 47.71 0.26 7 63 Western Alliance Bancorporation, Phoenix, AZ $9,307,095 14.34 1.35 2.79 12.4 55.6 2.45 8 16 First Financial Bankshares, Inc., Abilene, TX $5,222,208 13.75 1.64 26.42 17 52.2 1.05 9 11 Hingham Institution for Savings, Hingham, MA $1,356,441 13.63 1.06 4.14 13.8 43.26 0.55 10 23 Alerus Financial Corporation, Grand Forks, ND $1,380,733 13.58 1.54 63.97 14.3 74.03 0.57 Source: ABA Banking Journal, May 2014 Note: Public banks and thrifts with total assets of $1-10 billion dollars

5 BofI is a Top Quartile Performer Versus Bank Peer Group BofI Federal Bank Peer Group Percentile ROAA 1.66% 0.73% 91% Return on equity 18.97% 6.48% 94% G&A 1.40% 2.66% 11% Efficiency ratio 31.28% 69.56% 2% Source: Uniform Bank Performance Report (UBPR) as of 3/31/14 Note: Peer group is all savings banks with assets greater than $1 billion for quarter ended 3/31/14 The 94% on ROE means that the Bank outperformed 94% of all Banks. The 11% G&A ranking means that only 11% of Banks spend less on G&A than BofI. Peer group includes savings banks greater than $1 billion dollars.

6 Our Business Model is More Profitable Because Our Costs are Lower Salaries and benefits Premises and equipment BofI1 (%) 0.69 0.14 Other non-interest expense 0.58 Total non-interest expense 1.41 Core business margin 2.52 1.52 0.38 1.17 3.07 0.48 Banks $1-$10bn2 (%) Net interest income 3.93 3.55 As % of average assets 1. BofI Federal Bank only for the three months ended 3/31/14 - the most recent data on FDIC website “Statistics on Depository Institutions Report" Excludes BofI Holding, Inc. to compare to FDIC data 2. Commercial banks by asset size. FDIC reported for three months ended 3/31/14. Total of 452 institutions $1-$10 billion

7 Corporate Profile and Vision • $3.9 billion asset savings and loan holding company1 • 14-year operating history, publicly traded on NASDAQ (BOFI) since 2005 • Headquartered in single branch location in San Diego, CA • 339 employees ($11.4 million in assets per employee)1 • Market Capitalization of $1.07 billion2 1. As of 3/31/14 2. As of 7/02/14 closing price of $75.51 per share We aspire to be the most innovative branchless bank in the United States providing products and services superior to our branch based competitors Vision Key Facts

8 Diversified Branchless Deposit Businesses Key Elements Deposit Consumer direct internet brands Distribution Partners BIN sponsorship • Demographically targeted brands • Differentiated products with turn-down product options Business banking • Exclusive relationships with significant brands, groups, or employees • Exclusive relationships with financial planners through BofI Advisor • Business banking with full suite of cash management services • Prepaid program managers with focus on large national programs Specialty deposits • 1031 exchange firms • Title and escrow companies • HOA and property management • IOLTA accounts

9 Distribution Partners Focus Current Partner Direct Marketing Retail Event-Based Issuance

10 124 185 314 467 688 1,113 0 100 200 300 400 500 600 700 800 900 1,000 1,100 1,200 Diversified and Improving Deposit Mix Including Rapidly Increasing Business Banking Deposits 30.6 9.2 19.4 40.8 Checking Money Market Savings CD’s Note: 100% of deposits equals $2,833 MM Diversified Deposit Base Rapid Business Banking Deposit Growth ($MM) Q2 13 Q3 13 Q4 13 Q2 14 Q1 14 Q3 14 # of accounts 620 921 1,481 1,979 2,087 2,341 Percent

11 Key Growth Areas Growth: 3/2013 - 3/2014 Checking balance 397% MMS balance 52% Savings balance - 17% CD balance - 46% Transaction account balance 186% Key Areas of Growth

BofI's Vision for Multi-Channel Customer Service and Transactions • Aggressive outbound − segmented call lists based upon behavioral segmentation (e.g., usage) • Utilization of third party and internal data • Coordinated multi-channel marketing • Utilize third party infrastructure (e.g., ATMs to deposit cash and reload networks) • Incorporate personalized elements (video, chat) into direct banker interactions • Mobile and Remote RDC through iPhone and Android applications Direct Banker Voice Video Chat Email ATM 12

The Tipping Point for Consumer and Business Banking Customers • Consumers are disenchanted with traditional banks • Cost structure of business and consumer accounts are significant concerns • Technology has removed final barriers to branchless banking (remote deposit capture, reload networks, enhanced ATMs for depositing of cash) • Ubiquity of mobile and smartphones • Consumers can feel connection and relationship via electronic media (phone, video, chat, social) Internet Banking/ New Preferred Method 67% 2008 2011 58 0 64 80 25 60 40 20 26 15 Ages 18-34 Ages 55+ Ages 35-54 Source: AlixPartners study, Nicklaus internal reports, SNL Financial, American Bankers Association and Wall Street Research – February 2013 13

Branch Transaction Activity Migrating to Mobile/Online Channels U.S. Banking Transactions by Channel (Billions)1 U.S. Branch Transaction Activity2 (average annual change – 2008-11) Deposit Withdrawal Check cashing Total -7% to -9% -3% to -6% -17% to -19% -4% to -5% 100 75 50 25 0 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 Branch Call center ATM Online Mobile Forecast Actual 1. Source: Tower Group; McKinsey & Co., Novantas. 2. Represents the average annual change measured in 2008-2011 15% of transactions at branches ~85% of transactions non-branch 14

15 Branch Traffic has Declined Approximately 4.0% per Year for an Aggregated Decline of 51% Over the Last 16 Years Source: FMSI 2013 Teller Line Study "Branch foot-traffic is plummeting and branches are largely idle, except for the activities of the employees" "Check writing declines 6-10% per year" – Bob Meara, Analyst, Celent 2010 Thousands 1995 2000 2005 13.0 0 11.4 10.1 15 10 5 6.4 2013 8.1 ~4.0% CAGR Average Branch Monthly Volume – Teller Transactions

16 The Rollout of Remote Deposit Capture has had an Immediate Impact – Chase Example % of Consumer Deposits Through Tellers1 1. Chase data includes non-Chase ATMs Source: Gordon Smith, "Consumer & Community Banking" 2/26/13, J.P. Morgan & Chase, SNL Financial 51 55 62 74 85 90 0 20 40 60 80 100 39 points 4Q 11 4Q 12 4Q 07% 4Q 10 4Q 09 4Q 08

Bank Deposit Revenue Sources have been Significantly Reduced and Cost per Branch Transaction is 40 Times that of a Call Center Service Charges/Total Deposits (%) Source: FDIC; Baird estimates; PNC population Cost Per Transaction % 0.40 2002 2012 0.2 0.65 0.0 0.8 0.4 0.6 0.56 Call center Online/ mobile $ 0.10 0 ATM 0.59 Branch 3.97 1 4 3 2 17

Branch Banks Cannot Cost-Effectively Serve Most Customers Chase 23 23 23 19 12 United States 32 20 21 19 8 Segment 1 (<$5K D&I) Segment 2 ($5K-$25K D&I) Segment 3 ($25-$100K D&I) Segment 4 ($100-$500K D&I) Segment 5 ($500K+ D&I) >30% of Chase households have >$100K in D&I and make up ~55% of revenue Of the remaining 70%, Chase has publically stated that 70% are not profitable Source: MacroMonitor 2010 Survey of the U.S. households, U.S. Census Bureau; Chase data post implementation of Durbin Amendment 18

19 Primary Business – Lending Lending Single family Multifamily C&I Lending Gain-on-sale Mortgage Banking Wholesale Jumbo Retail Wholesale Lender Finance Healthcare Finance • Internet and affinity lead sources • Self-service operation • Low-fixed costs • High-end portfolio lender – “Common Sense" underwriting – Quarter to date average LTV of 59% • High quality originators with average experience of 15+ years • Call center based originators • Highly ranked website - apartmentbank.com • 12-year history as portfolio bank • High credit quality • Quarter to date average LTV of 61% and DSCR of 1.45% • Real estate and tax lien secured • Consumer receivable secured • Lower and middle market asset-based lending (healthcare receivables) • Selected Health Care Real Estate Warehouse Lending • Product provides vertical integration and strengthens mortgage banking relationships Factoring • Insurance company secured receivables • Healthcare receivables • Other high credit quality receivables Bank Loans • Syndicated cash-flow loans

20 Our Asset Growth has been Driven by Strong and Profitable Organic Loan Production Loan Portfolio – End of Last Five Quarters ($ in Thousands) Multifamily Single family 55% 55% 55% 55% 55% 54% 55% 56% 55% 56% Average Loan to Value $2,195,331 $2,256,918 $2,433,001 $2,777,325 $3,101,408 $- $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014

21 Total Loan Pipeline at Record High C&I Multifamily Jumbo Single Family Agency 79 42 37 67 75 204 344 497 386 445 106 148 92 157 146 84 143 151 167 255 0 200 400 600 800 1,000 $MM 473 677 777 777 921 FY Q4 2013 FY Q1 2013 FY Q2 2014 FY Q3 2014 FY Q4 2014 Loan Pipeline – Last Four Quarters and current

22 … with Single Family Production shifted to Jumbo Mortgages and Away From Agency Eligible Loans Jumbo Mortgages Agency Mortgages Monthly Loan Production ($MM) $116 $106 $127 $116 $99 $106 $30 $24 $24 $18 $14 $21 $0 $20 $40 $60 $80 $100 $120 $140 $160 October-13 November-13 December-13 January-14 February-14 March-14 $146 $130 $151 $134 $113 $127

23 0.60 1.82 0 1 2 3 4 (%) BofI Banks $1-10 bn Non-current (30 days+) loans to total loans1 Assets in non-accrual to total assets1 0.49 0.87 0 1 2 3 4 (%) BofI Bank $1-10 bn 1. As reported in FDIC SDI report at 3/31/14. Total of 452 institutions included in the $1-$10 billion group Best-in-Class Asset Quality

24 Loan Portfolio1 100% = $3,154 Million SF - Residential 54% C&I 4% C&I - SF Lender Finance 7% CRE 1% Multifamily 29% Home Equity 1% Factoring 3% Consumer and Other 1% 1. Gross loans before premiums, discounts and allowances Loan Diversity – March 31, 2014

25 Non-Interest Income Is Diversified With Significant Growth Outside of Single Family Agency Mortgage Banking ($ in Thousands) Q3 Fiscal 2013 Q3 Fiscal 2014 Mortgage loan sales: Single family $4,338 $1,139 Multifamily 1,035 1,219 Other loan sales, primarily structured settlements -- 1,915 Mortgage prepayment penalties 470 458 Bank service fees, prepaid card fees, other non- interest income, net 649 1,147 Total non-interest income from core earnings1 $6,492 $5,878 1. Core earnings is a non-GAAP measure that excludes realized and unrealized gains and losses associated with our securities portfolios.

26 Full service branchless banking platform with structural cost advantages vs. traditional banks Superior growth and ROE relative to large and small competitors Solid track record of allocating capital to businesses with best risk-adjusted returns New business initiatives will generate incremental growth in customers, loans and profits Robust risk management systems and culture has resulted in lower credit, counterparty and regulatory risks Investment Summary

27 Contact Information COMPANY Greg Garrabrants, President and CEO BofI Holding, Inc. investors@bofi.com www.bofiholding.com Investor Relations Johnny Lai, CFA, Senior Analyst MZ Group Phone: +1-949-259-4989 Mobile: +1-626-318-0411 jlai@mzgroup.us www.mzgroup.com